CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                   PURSUANT TO RULE 13a-14
          UNDER THE SECURITIES EXCHANGE ACT OF 1934


I, William C. Weldon, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Johnson & Johnson (the "registrant");

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-14 and 15d-14) for the registrant and we have:

          a)  designed such disclosure controls and
     procedures, or caused such disclosure controls and procedures to be designed, under our supervision;

          b) designed, or caused to be designed, such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared; and

          c)  evaluated the effectiveness of the
     registrant's disclosure controls and procedures, and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the quarter covered by this quarterly report based on such evaluation.

     5. The registrant's other certifying officers and I are responsible for establishing and maintaining internal controls over financial reporting (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a) designed such internal controls, or caused such controls to be designed under our supervision;

          b) designed such internal controls to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) disclosed in this quarterly report any changes in the registrant's internal controls that occurred during this quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting; and

          d) disclosed, based on our most recent evaluation of the registrant's internal controls over financial reporting, to the registrant's auditors and audit committee (or persons performing the equivalent functions):

               (i)  all significant deficiencies and
          material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

               (ii)  any fraud, whether or not material,
          that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 11, 2003

                         /s/ William C. Weldon
                         William C. Weldon
                         Chief Executive Officer
          CERTIFICATION OF CHIEF FINANCIAL OFFICER
                   PURSUANT TO RULE 13a-14
          UNDER THE SECURITIES EXCHANGE ACT OF 1934


I, Robert J. Darretta, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Johnson & Johnson (the "registrant");

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-14 and 15d-14) for the registrant and we have:

          a)  designed such disclosure controls and
     procedures, or caused such disclosure controls and procedures to be designed, under our supervision;

          b) designed, or caused to be designed, such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared; and

          c)  evaluated the effectiveness of the
     registrant's disclosure controls and procedures, and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the quarter covered by this quarterly report based on such evaluation.

     5. The registrant's other certifying officers and I are responsible for establishing and maintaining internal controls over financial reporting (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a) designed such internal controls, or caused such controls to be designed under our supervision;

          b) designed such internal controls to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) disclosed in this quarterly report any changes in the registrant's internal controls that occurred during this quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting; and

          d) disclosed, based on our most recent evaluation of the registrant's internal controls over financial reporting, to the registrant's auditors and audit committee (or persons performing the equivalent functions):

               (i)  all significant deficiencies and
          material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

               (ii)  any fraud, whether or not material,
          that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 11, 2003

                         /s/ Robert J. Darretta
                         Robert J. Darretta
                         Chief Financial Officer